                                   GUARANTY

          This Guaranty dated as of May 31, 1996, by the undersigned, Enterprise Systems, Inc., formerly known as Enterprise Systems International, Inc., a Delaware corporation (hereinafter referred to as "Guarantor"), to LaSalle National Bank ("Bank"), has reference to the following facts and circumstances:

          WHEREAS, Guarantor is the sole shareholder of Enterprise Systems, Inc., an Illinois corporation ("Borrower") and is financially interested in Borrower, and Borrower has accordingly solicited Guarantor's execution and delivery of this Guaranty to Bank;

          WHEREAS, by reason of the foregoing, it will be to Guarantor's direct interest and financial advantage to enable Borrower to obtain loans, advances and other financial assistance from Bank.

          WHEREAS, Bank, as a condition precedent to making loans, advances, extensions of credit and/or other financial accommodations to Borrower requires that Guarantor execute and deliver this Guaranty.

          NOW, THEREFORE, in consideration of the foregoing, Guarantor agrees as follows:

          1.    Definitions.

     (A) "Borrower's Liabilities": all obligations and liabilities of Borrower to Bank (including without limitation all debts, claims and indebtedness) whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing, under the "Loan Agreements" (hereinafter defined), and all terms, conditions, agreements, representations, warranties, undertakings, covenants, guaranties and provisions to be performed, observed or discharged by Borrower under the Loan Agreements.

     (B) "Guarantor's Liabilities": all of Guarantor's obligations and liabilities to Bank under this Guaranty.

     (C) "Loan Agreements": all agreements, instruments and documents, including, without limitation, a certain Loan Agreement dated as of the date hereof, between Bank and Borrower (the "Loan Agreement"), and all security agreements, guaranties, pledges, powers of attorney, consents, assignments, contracts, notices, financing statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower and delivered to Bank.

     (D) "Person": any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise, including without limitation, any instrumentality, division, agency, body or department thereof).

          2. Guaranty. In consideration of the financial accommodations now, or from time to time hereafter extended by Bank to Borrower, Guarantor unconditionally, absolutely, continuingly and irrevocably guaranties to Bank, Borrower's prompt payment in full, when due or declared due, and Borrower's prompt performance, of Borrower's Liabilities.

          As a condition to payment or performance of Guarantor's Liabilities, Bank is not required to (i) prosecute collection or seek to enforce or resort to any remedies against Borrower or any other party liable to Bank on account of Borrower's Liabilities or any guaranty thereof, or (ii) seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to Bank by Borrower or any other party liable to Bank on account of Borrower's Liabilities or any guaranty thereof. Bank shall have no obligation to protect, secure or insure any of the foregoing security interests, liens or encumbrances or the properties or interests in properties subject thereto. Guarantor's Liabilities shall in no way be impaired, affected, reduced or released by reason of (i) Bank's failure or delay to do or take any of the actions or things described in this Guaranty, or (ii) the invalidity, unenforceability, loss of or change in priority or reduction in or loss of value of any of the aforesaid security interests, liens and encumbrances.

          3. Representations and Warranties. Guarantor represents and warrants to Bank that:

     (A) The statements contained in the preamble to this Guaranty are true and correct.

     (B) Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware.

     (C) Guarantor has full corporate power and authority to enter into, execute, deliver and perform this Guaranty and to own its property and assets and to carry on and engage in its business as it is now conducted.

     (D) This Guaranty, when duly executed and delivered, will constitute a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

     (E) The execution, delivery and/or performance by Guarantor of this Guaranty shall not, by the lapse of time, the giving of notice or otherwise, conflict with or result in a breach of the Certificate of Incorporation or Bylaws of Guarantor or constitute a violation of any provision of applicable law, or contained in any agreement, instrument or document to which Guarantor is now or may hereafter become a party or by which Guarantor is or may become bound.

     (F) Guarantor is now and at all times hereafter, shall be solvent and generally able to pay its debts as such debts become due and Guarantor now owns and shall at all times hereafter own property which, at a fair valuation, exceeds the sum of Guarantor's debts.

     (G) There are no actions or proceedings which are pending or to the best of Guarantor's knowledge, threatened against Guarantor which might result in any material and adverse change in Guarantor's financial condition or materially affect Guarantor's ability to perform Guarantor's Liabilities.

     (H) Guarantor has reviewed independently all agreements, instruments and documents executed by Borrower, and Guarantor has made an independent determination as to the validity and enforceability thereof upon the advice of Guarantor's own counsel, and in executing and delivering the Guaranty to Bank, Guarantor is not in any manner relying upon Bank as to the validity and/or enforceability of any security interests of any kind or nature granted by Borrower to Bank.

     (I) Guarantor agrees to keep informed with respect to all pertinent facts relating to Borrower's ability to pay and perform Borrower's Liabilities. Guarantor acknowledges and agrees that Bank has relied and will continue to rely upon the facts and information to be furnished to it by Guarantor. Guarantor further acknowledges and agrees that in executing this Guaranty and at all times hereafter, Guarantor has relied and will continue to rely upon Guarantor's own investigation and upon sources other than Bank for all information and facts relating to the ability of Borrower to pay and perform Borrower's Liabilities, and Guarantor has not and will not hereafter rely upon Bank for any such information or facts.

     (J) The Guarantor has filed all federal, state, county, municipal an other tax returns, reports and declarations which Guarantor in good faith and in the exercise of prudent business practices believes to be required to be filed by law, has paid all taxes, including excise taxes, assessments, penalties, interest and other governmental charges which Guarantor in good faith and in the exercise of prudent business practices believes are or were due and payable, unless Guarantor is contesting in good faith, by an appropriate proceeding, the validity, amount or imposition of the above while maintaining reserves, deemed adequate by the Bank to cover the above, and as to which no foreclosure, distraint, sale or similar proceedings have been commenced.

     (K) The Guarantor is in material compliance with all laws, governmental rules and regulations, and orders and decrees applicable to it and its properties.

     (L) Neither this Agreement nor any document, financial statement, credit information, certificate or statement furnished to the Bank by the Guarantor contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state a material fact necessary to make the statements made not misleading.

          4.   Covenants.  Guarantor covenants and agrees with Bank that:

     (A) The Guarantor shall cause to be paid on a timely basis all taxes and assessments, special or otherwise, and any other such charges which are due and payable.

     (B) The Guarantor shall comply in all material respects with all laws, ordinances, regulations, and orders of all governmental authorities applicable to its business or the use of its properties. The Guarantor may contest, in good faith, any such law, ordinance, regulation, or order and withhold compliance during any proceeding, including appropriate appeals, so long as Guarantor maintains reserves that are sufficient in accordance with prudent business practices.

     (C) Except for the lease, transfer, sale or other disposition of its assets to Borrower, the Guarantor shall not sell, lease, transfer, or otherwise dispose of all or any substantial part of the assets of the Guarantor or enter into any sale and leaseback transaction or arrangement with respect to any properties of the Guarantor, or wind up, liquidate, or dissolve, or agree to do any of the foregoing. The Guarantor shall not create any subsidiaries other than Borrower.

     (D) The Guarantor shall not (i) change its corporate name or adopt an assumed corporate name without providing the Bank prior written notice, and such name change shall be done in compliance with any applicable laws, (ii) consolidate or merge with any Person, or allow any of its shares of common stock to be sold, exchanged or otherwise transferred without the prior written consent of Bank which consent shall not be unreasonably withheld or (iii) acquire any stock in, or otherwise acquire all or substantially all of the assets or properties of, any Person without the prior written consent of Bank, which consent shall not be unreasonably withheld.

     Notwithstanding anything to the contrary contained herein, Guarantor shall have the right to merge or consolidate with any Person, acquire stock in or otherwise acquire all or substantially all of the assets or properties of any Person without the prior written consent of the Bank under the following terms and conditions:

          (1) in the event of any merger or consolidation, Guarantor shall be the surviving entity;

          (2) the consideration paid by Guarantor in connection with such transaction is less than $5,000,000; or

          (3) Guarantor shall use less than $5,000,000 of proceeds of loans by Bank to Borrower (which proceeds have been distributed, loaned or otherwise disbursed to Guarantor from Borrower) to pay the consideration in connection with such transaction. Guarantor shall give Bank notice of any such proposed acquisition not less than five (5) days prior to the proposed closing date, together with a certificate signed by an authorized officer of Guarantor, setting forth the financial terms of the proposed acquisition and an analysis of the sources and use of funds to be used in connection with said acquisition.

     (E) The Guarantor shall maintain its principal deposit relationship with the Bank.

     (F) The Guarantor shall not create, incur, assume, or suffer to exist any funded or current debt, or guarantee, endorse or otherwise be or become contingently liable in connection with the obligations, stock, or dividends of any person, except: (a) the guaranty of Borrower's Obligations; (b) contingent liabilities arising out of the endorsement in the ordinary course of business of negotiable instruments in the course of collection thereof; and (c) current liabilities arising in the ordinary course of business of the Guarantor and which are not incurred for money borrowed.

     (G) The Guarantor shall not create, incur, grant, pledge, permit or suffer to exist any lien, charge, mortgage, security interest, pledge or encumbrance upon any of Guarantor's property or assets, except for (i) Liens arising out of judgments or awards in respect of which the Guarantor shall in good faith be prosecuting an appeal or proceedings for review and in respect of which the Guarantor shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided the Guarantor shall have set aside accounting reserves which the Bank, in its sole but reasonable discretion, deems adequate with respect to such judgment or award; (ii) Liens for taxes, assessments or governmental charges or levies, provided payment thereof shall not at the time be required in accordance with the provisions hereof; (iii) deposits, Liens or pledges to secure payments of worker's compensation, unemployment insurance or social security benefits arising in the ordinary course of business which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that Guarantor maintains accounting reserves on its books deemed adequate by the Bank in its sole but reasonable discretion to cover the above, and such contest does not have or cause a material adverse change in the Guarantor's financial condition or operations and does not impair Borrower's ability to perform its Obligations;
(iv) statutory landlords' liens under leases to which the Guarantor is a party; and (v) Liens directly securing appeal and release bonds, provided that adequate provision for all such obligations has been made on the books of Guarantor in accordance with GAAP;

     (H) The Guarantor shall provide to Bank such financial reports as set forth in the Loan Agreement;

     (I) The Guarantor will maintain and preserve its corporate existence, good standing, certificates of authority, licenses, permits, franchises, patents, trademarks, trade names, service marks, copyrights, leases and all other material contracts and rights necessary to continue its operations and business on the basis presently conducted; and

     (J) The Guarantor shall not guarantee, assume, endorse or otherwise, in any way, become directly or contingently liable in any manner with respect to the obligations or liabilities of any Person, except by endorsement of instruments or items for payment or deposit or collection and the guaranty of Borrower's Liabilities hereunder.

          5.   Waivers.

     (A) Guarantor waives any and all right to assert against Bank any claims or defenses based upon any failure of Bank to furnish to Guarantor any information or facts relating to the ability of Borrower to pay and perform Borrower's Liabilities.

     (B) Guarantor waives all defenses, counterclaims and offsets of any kind or nature, in connection with the validity and/or enforceability of this Guaranty, arising directly or indirectly from the perfection, sufficiency, validity and/or enforceability of any security interest granted, or any agreement, instrument or document executed and delivered, by Borrower to Bank, or acquired by Bank from Borrower.

     (C) Guarantor waives, but only in favor of Bank, any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution, assignment, implied contract or any other claim which it may now or hereafter have against the Borrower or any other Person directly or contingently liable for Borrower's Liabilities, or against or with respect to the Borrower's property (including, without limitation, property collateralizing Borrower's Liabilities), arising from the existence or performance of this Guaranty until all of Borrower's Liabilities are paid in full.

     (D) Guarantor waives any right to assert against Bank as a defense, counterclaim, setoff or crossclaim to the payment or performance of Guarantor's Liabilities, any defense (legal or equitable), setoff, counterclaim or claim which Guarantor may now or at any time or times hereafter have against Borrower or any other party liable to Bank in any way or manner with respect to Borrower's Liabilities.

     (E) Guarantor hereby waives notice of the following events or occurrences and agrees that Bank may do any or all of the following in such manner, upon such terms and at such times as Bank in its sole discretion deems advisable without in any way impairing, affecting, reducing or releasing Guarantor from Guarantor's Liabilities: (i) Bank's acceptance of this Guaranty; (ii) Bank's heretofore, now or from time to time hereafter loaning monies or giving or extending credit to or for the benefit of Borrower, whether pursuant to the Loan Agreements or any amendments, modifications or additions thereto or alterations or substitutions made heretofore, now or at any time or times hereafter; (iii) Borrower's heretofore, now or at any time or times hereafter granting to Bank security interests, liens or encumbrances in any of Borrower's assets or Bank's heretofore, now or from time to time hereafter obtaining, substituting for, releasing, waiving or modifying any such security interests, liens or encumbrances; (iv) Bank's heretofore, now or at any time or times hereafter obtaining, releasing, waiving or modifying of any other party's guaranty of Borrower's Liabilities or any security interest, lien or encumbrance in any other party's assets given to Bank to secure such party's guaranty of Borrower's Liabilities; (v) Bank's heretofore, now or at any time or times hereafter obtaining, amending, substituting for, releasing, waiving or modifying any of the Loan Agreements; (vi) presentment, demand, notices of default, nonpayment, partial payment and protest, and all other notices or formalities to which Guarantor may be entitled; (vii) Bank's heretofore, now or at any time or times hereafter granting to Borrower (and any other party liable to Bank on account of Borrower's Liabilities) of any indulgences or extensions of time of payment of Borrower's Liabilities; and (viii) Bank's heretofore, now or at any time or times hereafter accepting from Borrower or any other party any partial payment or payments on account of Borrower's Liabilities or any collateral securing the payment thereof or Bank's settling, subordinating, compromising, discharging or releasing the same.

          6.   Subordination.  Guarantor covenants and agrees with Bank that:
(a) all indebtedness, liability or liabilities owed and at any time or times hereafter owing by Borrower to Guarantor are hereby subordinated to Borrower's Liabilities; (b) all security interests, liens and encumbrances which Guarantor now has and from time to time hereafter may have upon any of Borrower's assets are hereby subordinated to all security interests, liens and encumbrances which Bank now has and from time to time hereafter may have thereon; and (c) all indebtedness, liability or liabilities now and at any time or times hereafter owing to Guarantor by any party liable to Bank by reason of any security interests, liens or encumbrances granted by Borrower to Bank are hereby subordinated to all indebtedness, liability or liabilities owed by such party to Bank.

          7. Security. Guarantor agrees that any and all security interests, liens and encumbrances in any collateral ("Collateral") heretofore, now or at any time or times hereafter granted by Guarantor to Bank shall secure the prompt payment, and the prompt, full and faithful performance, of Guarantor's Liabilities. Regardless of the adequacy of any Collateral securing Guarantor's Liabilities hereunder, any deposits or other sums at any time credited by or payable or due from Bank to Guarantor, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Guarantor in possession or control of Bank or its bailee for any purpose may at anytime be reduced to cash and applied by Bank to or setoff by Bank against Guarantor's Liabilities hereunder.

          8. Default. The occurrence of any one of the following events shall, at the election of Bank, be deemed a default by Guarantor ("Event of Default"), under this Guaranty: (a) if Guarantor fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Guaranty, which is required to be performed, kept or observed by Guarantor; (b) occurrence of a default or Event of Default under any other agreement, instrument or document heretofore, now or at any time hereafter delivered by Guarantor to Bank; (c) if Guarantor fails to pay any of Guarantor's Liabilities when the same are due and payable or declared due and payable; (d) if any material portion of Guarantor's assets are seized, attached, subjected to a writ or distress warrant, or are levied upon, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not terminated or dismissed within forty-five (45) days thereafter;
(e) if a petition under the Bankruptcy Reform Act of 1978 or any similar law or regulation shall be filed by Guarantor, or if Guarantor shall make an assignment for the benefit of creditors; (f) if Guarantor is enjoined, restrained or in any way prevented by court order from conducting all or any material part of Guarantor's business affairs or if a petition under any section or chapter of the Bankruptcy Reform Act of 1978 or any similar law or regulation is filed against Guarantor or if any case or proceeding is filed against Guarantor for liquidation of Guarantor's assets and such injunction, restraint or petition is not dismissed or stayed within forty-five (45) days after the entry or filing thereof; (g) if an application is made by Guarantor for the appointment of a receiver, trustee or custodian for any of Guarantor's assets; (h) if an application is made by any person other than Guarantor for the appointment of a receiver, trustee, custodian or conservator for any of Guarantor's assets and the same is not dismissed within forty-five (45) days after the application therefor; (i) if a notice of lien, levy or assessment is filed of record with respect to all or any material portion of Guarantor's assets by the United States or any department, agency or instrumentality thereof or by any state, county, municipal or other governmental agency, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any material portion of Guarantor's assets; (j) if Guarantor is in default in the payment of any material liabilities owed by Guarantor to any person for borrowed money (other than Guarantor's Liabilities) and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; or (k) if an "Event of Default" occurs under the Loan Agreements.

          9. Remedies. Upon the occurrence of an Event of Default, and the delivery of notice thereof to Guarantor, at the address set forth below, Guarantor's Liabilities shall be due and payable and enforceable against Guarantor, forthwith, at Bank's principal place of business, whether or not Borrower's Liabilities are then due and payable and Bank may, in its sole discretion, exercise any one or more of the following remedies which are cumulative and non-exclusive: (a) if Guarantor's Liabilities are not paid forthwith by Guarantor to Bank at Bank's principal place of business, proceed to suit against Guarantor; at Bank's election, one or more successive or concurrent suits may be brought hereunder by Bank against Guarantor, whether suit has been commenced against Borrower, and in any such suit Borrower may be joined (but need not be joined) as a party with Guarantor; (b) reduce to cash or the like any of Guarantor's assets of any kind or nature in the possession, control or custody of Bank, and, with notice to Guarantor, apply the same in reduction or payment of Guarantor's Liabilities; or (c) exercise any other right or remedy provided by law.

          10. Costs, Fees and Expenses. If at any time or times after the occurrence of an Event of Default Bank employs counsel for advice or other representation (i) with respect to this Guaranty, and/or (ii) to represent Bank in any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute suit or proceeding (whether instituted by Bank, Guarantor or any other person) in any way or respect relating to the Collateral, if any, this Guaranty or Guarantor's affairs, the reasonable costs, fees and expenses incurred by Bank in any manner or way with respect to the foregoing shall be part of Guarantor's Liabilities, payable by Guarantor to Bank on demand. Without limiting the generality of the foregoing, such costs, fees and expenses include: (i) reasonable attorneys' fees, costs, and expenses; (ii) accountants' fees, costs and expenses; (iii) court costs and expenses; and (iv) court reporter fees, costs and expenses.

          11. Jurisdiction. This Guaranty is submitted to Bank at Bank's principal place of business and shall be deemed to have been made thereat. This Guaranty shall be governed and controlled as to interpretation, enforcement, validity, construction, effect and in all other respects by the laws, statutes and decisions of the State of Illinois. Guarantor, in order to induce Bank to accept this Guaranty, agrees that all actions or proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from this Guaranty shall be litigated, at Bank's sole discretion and election, only in courts having situs within the City of Chicago, State of Illinois. Guarantor hereby consents and submits to the jurisdiction of any local, state or federal court located within said city and state. Guarantor hereby waives any right Guarantor may have to transfer or change the venue of any litigation brought against Guarantor in accordance with this paragraph. Guarantor acknowledges that the right to a trial by jury is a constitutional right, but that the right may be waived. Guarantor knowingly, voluntarily and without coercion, waives all rights to trial by jury.

          12. Miscellaneous. If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances will not be affected thereby, the provisions of this Guaranty being severable in any such instance.

          This Guaranty shall continue in full force and effect until Borrower's Liabilities are fully paid, performed and discharged and Bank gives Guarantor written notice thereof at Guarantor's address or addresses specified below.
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of Guarantor's Liabilities is rescinded or must otherwise be returned by Bank upon the insolvency, bankruptcy or reorganization of Guarantor or Borrower or otherwise, all as though such payment had not been made. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the Bank, its successors and assigns. Written notice to Guarantor shall be to the address or addresses specified below.

          Bank's failure at any time hereafter to require strict performance by Guarantor of any provision of this Guaranty shall not waive, effect or diminish any right of Bank thereafter to demand strict compliance and performance therewith.

                              ENTERPRISE SYSTEMS, INC.,
                              a Delaware corporation

                              By: /s/ James H. Ray
                                  --------------------------
                              Title: Treasurer
                                     -----------------------

                              Address:
                              1400 South Wolf Road
                              Wheeling, Illinois 60090


SUBSCRIBED AND SWORN TO before the
undersigned, a notary public in and for
the State of Illinois, County of Cook,
this 31st day of May, 1996.


   Lisa R. Hanna
------------------------
   Notary Public

My Commission Expires:

   9/13/98
------------------------

                             AMENDMENT TO GUARANTY

     This Amendment to Guaranty is made as of May 31, 1996 by and between Enterprise Systems, Inc. (formerly known as Enterprise Systems International, Inc.), a Delaware corporation ("GUARANTOR") and LaSalle National Bank ("BANK"), has reference to the following facts and circumstances.

     WHEREAS, Guarantor has made a guaranty in favor of Bank dated as of May 31, 1996 (the "GUARANTY") with respect to financial accommodations made by Bank to Enterprise Systems, Inc., an Illinois corporation; and

     WHEREAS, Guarantor and Bank desire to amend the Guaranty to correct an ambiguity contained therein.

     Now Therefore, in consideration of the foregoing Recitals, each of which is made a part hereof, the parties hereby delete the first paragraph in Section 4(D) of the Guaranty and substitute the following therefor:

          (D) THE GUARANTOR SHALL NOT (I) CHANGE ITS CORPORATE NAME OR ADOPT AN ASSUMED CORPORATE NAME WITHOUT PROVIDING THE BANK PRIOR WRITTEN NOTICE, AND SUCH NAME CHANGE SHALL BE DONE IN COMPLIANCE WITH ANY APPLICABLE LAWS, (II) CONSOLIDATE OR MERGE WITH ANY PERSON, WITHOUT THE PRIOR WRITTEN CONSENT OF BANK, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, (III) AT ANY TIME THAT THE OUTSTANDING PRINCIPAL BALANCE UNDER THE LOAN AGREEMENT IS $9,000,00 OR MORE, ISSUE SHARES OF STOCK IN A NEW PUBLIC OFFERING, WITHOUT THE PRIOR CONSENT OF BANK WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, OR (IV) ACQUIRE ANY STOCK IN, OR OTHERWISE ACQUIRE ALL OR SUBSTANTIALLY ALL OF THE ASSETS OR PROPERTIES OF, ANY PERSON, FOR CASH OR THE ISSUANCE OR TRANSFER OF SHARES OF STOCK OF GUARANTOR, WITHOUT THE PRIOR WRITTEN CONSENT OF BANK, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

     The parties agree that the substitute language shall be deemed to have been in effect from and after May 31, 1996, and the deleted text shall be void ab initio and deemed never to have taken effect. Except as expressly amended hereby, the Guaranty shall remain in full force and effect, unamended hereby. Guarantor hereby reaffirms and remakes the Guaranty as of the date hereof, as if fully set forth herein. From and after the date hereof, all references to the Guaranty in the Guaranty and the other Loan Documents, shall mean the Guaranty, as amended hereby.

     This Agreement may be signed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one agreement, binding on all of the parties hereto notwithstanding that all of the parties hereto are not signatories to the same counterpart. For purposes of negotiating and finalizing this Agreement (including any subsequent amendments thereto), any signed document transmitted by facsimile machine ("FAX") shall be treated in all manner and respects as an original document. The signature of any party by FAX shall be considered for these purposes as an original signature. Any such FAX document shall be considered to have the same binding legal effect as an original document. At the request of either party, any FAX document subject to this Agreement shall be re-executed by both parties in an original form. The undersigned parties hereby agree that neither shall raise the use of the FAX or the fact that any signature or document was transmitted or communicated through the use of a FAX as a defense to the formation of this Agreement.

     Guarantor of Bank have executed this Amendment as of the date set forth herein.

                              Enterprise Systems, Inc.


                              By: /s/ James H. Ray
                                 ---------------------------------
                              Title:  Treasurer
                                    -------------------------------


                              LaSalle National Bank


                              By: /s/ James Minich
                                 ---------------------------------
                              Title:  Vice-President
                                    -------------------------------



                                       2